Exhibit 10.11

ENERGY INFRASTRUCTURE ACQUISITION CORP.

_________, 2006
Allan C. Schwartz, Esq.
C/o Schwartz & Weiss, P.C.
641 Fifth Avenue, PH 5
New York, New York 10022

Gentlemen:

This letter will confirm our agreement, that commencing on the effective date (“Effective Date”) of the registration statement of the initial public offering (“IPO”) of the securities of Energy Infrastructure Acquisition Corp. (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the prospectus), Allan Schwartz (“You”) shall make available to the Company certain technology and administrative and secretarial services, as well as the use of certain limited office space, including a conference room, in New York City, as may be required by the Company from time to time, situated at 641 Fifth Avenue (or any successor location). In exchange therefor, the Company shall pay to You the sum of $7,500 per month (the “Fee”) on the Effective Date and continuing monthly thereafter.

Very truly yours,

ENERGY INFRASTRUCTURE ACQUISITION CORP.

By:	/s/
Name: Mario Pantazopoulos Title: Chief Financial Officer

Agreed to and Accepted by:

Name: Allan C. Schwartz